EXHIBIT 10.14

MOUNTAIN VIEW LEASE AGREEMENT
-----------------------------
                           STILLWATER COMPLEX, MONTANA
                           ---------------------------

THIS LEASE AGREEMENT ("Lease") is made and entered into as of the ___ day of ___________, 2003, by and between WILLIAM G. MOUAT, individually and as Trustee, LAURENNE SUE O'DORISIO President of FORT STOCKTON INVESTMENTS, INC., and MOUAT NICKEL MINES, INC., LOIS deLANNOY (a/k/a LOIS E. deLANNOY), individually and as Trustee of the 1985 deLANNOY FAMILY TRUST, SHIRLEY M. MOUAT, JOHN C. MOUAT, DONALD D. MOUAT, ELLEN A. LANGSTON, DONNA DUBA, HAROLD C. NELSON, ANNE FUJIWARA, WILLARD FERCH (a/k/a WILLARD A. FERCH), IVER J. HJELVIK, DONNA F. HJELVIK, ROBERT MOUAT, DAVID MOUAT and ELLEN L. SCHOEMER, (collectively, "Lessors") and
AURORA METALS (BVI) LIMITED, a company incorporated in the British Virgin Islands ("AMBVI"), having offices at Suite 1505, 1060 Alberni Street, Vancouver, British Columbia, Canada, V6E 4K2 (AMBVI is referred to as "Lessee" as further described below).

                                    RECITALS:
                                    ---------

     By this Lease Agreement dated_________, 2003 WILLIAM G. MOUAT, individually and as Trustee, LAURENNE SUE O'DORISIO President of FORT STOCKTON INVESTMENTS, INC., and MOUAT NICKEL MINES, INC., LOIS deLANNOY (a/k/a LOIS E. deLANNOY), individually and as Trustee of the 1985 deLANNOY FAMILY TRUST, SHIRLEY M. MOUAT, JOHN C. MOUAT, DONALD D. MOUAT, ELLEN A. LANGSTON, DONNA DUBA, HAROLD C. NELSON, ANNE FUJIWARA, WILLARD FERCH (a/k/a WILLARD A. FERCH), IVER J. HJELVIK, DONNA F. HJELVIK, ROBERT MOUAT, DAVID MOUAT and ELLEN L. SCHOEMER, (collectively, "Lessors") lease to AURORA METALS (BVI) LIMITED (AMBVI), certain patented and unpatented mining claims and tunnel sites located in Stillwater County, Montana.

                               I.   GRANT OF LEASE
                                    --------------

     For and in consideration of the sum of ten dollars ($10.00) cash in hand paid by Lessee to Lessors, the receipt of which is hereby acknowledged, in consideration of the royalties and payments herein covenanted to be paid by Lessee, and in consideration of the mutual covenants hereinafter set forth, Lessors do hereby demise, lease and let unto Lessee those certain patented and unpatented mining claims, mill sites and tunnel sites (collectively, the "Subject Premises"), all listed in Schedule "1", "2", and "3", attached, and incorporated herein by this reference, situated in Stillwater County, Montana respectively, together with such of Lessors' water and water rights as identified in Schedule "4", attached and incorporated herein by this reference (Lessors do not warrant any particular volume or flow-rate), and as Lessee shall require for its operations.

     In connection with, and as part of the leasehold estate hereby granted, Lessee shall have and may exercise the following rights for the benefit of all lands owned, leased or controlled by Lessee:


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
     c. the right to explore, develop, mine, extract and remove or sell all ores, minerals and metals, (including without limitation nickel, copper, chromite and platinum group metals), precious stones, or rocks found in, on or under the Subject Premises;

     d. the right, during the continuance of this Lease, to take and use any material suitable for backfilling, or for other mining purposes, and any limestone found in the premises;

     e. the right to use all existing facilities, on the Subject Premises, and the right to construct all mills, plants, tracks, tramways, roads, buildings, and other improvements;

     f. the right to use and develop any and all excavations, openings, tunnels, ditches, flumes, drains and other improvements on the Subject
          Premises:

     g. the right to use all water and water rights identified in Schedule 5 and to develop additional water and water rights appurtenant to the Subject Premises;

     h. the right to do all other acts and things which are, or may become necessary or suitable in the discretion of Lessee, including without limitation the right to use or disturb so much of the surface and surface resources of the Subject Premises as Lessee may deem desirable, for the mining and removing of ores, minerals, metals, precious stones and rocks, the milling, beneficiating, concentrating, smelting, refining, or leaching of such ores, minerals, metals, and other materials, or the concentrates thereof;

     i. the right to cut and use timber and other raw materials found upon, or in said premises for any purpose in connection with the operations to be carried on under this Lease; and

     j. such rights of surface and underground access for men, equipment, supplies, utilities and water as may be necessary or convenient for the conduct of Lessee's operations on any portion of the Subject
          Premises or on other lands, including necessary access under, upon, and across any other contiguous land owned or controlled by Lessors or over which Lessors may have dominion or control.


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
                       II. PRIMARY TERM AND LEASE PAYMENTS
                           -------------------------------

     A.  Term.  Unless  sooner  terminated  by the provisions hereof, this Lease
         ----
shall remain in full force and effect for an initial term of ten (10) years from the date hereof (the "Primary Term") and so long thereafter as ore-bearing materials are produced from the Subject Premises in Commercial Quantities, as that term is defined in Article VI of this Lease.

     B. Work Commitment. It is expressly intended by the parties to negate and
        ---------------
remove any obligation on the part of the Lessee, express or implied, to explore, develop or mine the Subject Premises with reasonable diligence during said ten-year Primary Term or during any five-year extension as provided in Articles II.C. and II.D.

     C. Extension of Primary Term. Lessee, so long as it shall not be in default
        -------------------------
under the terms and provisions of this Lease, and so long as it is not already producing from the Subject Premises in Commercial Quantities as defined in
Article VI and has not extended the Primary Term by making the Advance Royalty payment described in Article II.D. below, shall have the exclusive right, privilege and option to extend the Primary Term for an additional term of five
(5)  years  upon  the  following  terms  and  conditions:

               1. Written notice of Lessee's intent to extend the Primary Term shall be given by Lessee to Lessors at least sixty (60) days prior to the expiration of the initial ten-year Primary Term.

               2. Lessee at the time of giving its notice of extension, shall make one lease payment in the amount of fifty thousand dollars ($50,000.00) (the "Extension Payment") to Lessors as consideration for the five-year extension of the Primary Term.

     D.  BLM  Fees.  Within  ninety  (90)  days of the date of execution of this
         ---------
agreement Lessee agrees to repay Lessors Bureau of Land Management ("BLM") unpatented mineral claim fees of seven thousand and seven hundred dollars ($7,700) for the 2003/2004-assessment year.

     E. Advanced Royalty. Lessee shall pay Lessor an advance royalty of five
        ----------------
hundred thousand dollars ($500,000.00) (the "Advance Royalty") at such time as Lessee makes a decision to commence construction of a mine designed to produce ore-bearing material in Commercial Quantities. Such payment shall automatically extend the Primary Term for an additional five years beyond the Primary Term in effect as of the date of such payment. Fifty percent (50%) of the Advance Royalty shall be deemed an advance upon, and credited against, any royalties payable upon later production from the Subject Premises. Such fifty percent of the Advance Royalty shall be recouped by Lessee through direct


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
deduction from the royalties provided by Article IV ("Production Royalties") as they accrue.

     F.  Payments.  All  payments  of  Advance  Royalty,  Extension  Payment and
         --------
Production Royalties or other money payable to Lessor under this Lease shall be paid to Lessors by mailing or delivering a cashiers check to William G. Mouat, Trustee, herein designated by Lessors as their representative and depository, the Lessors hereby granting to said depository full power and authority on behalf of Lessors, their successors and assigns to collect and distribute all sums of money due and payable hereunder. Adequate payment by Lessee to such designated representative and depository shall be deemed full and adequate payment to all Lessors. Notwithstanding the death of any Lessor or the transfer, division, or hypothecation of a Lessor's royalty or other interest, payment or tender of any payment to the depository as herein designated shall be binding upon all Lessors, their heirs, personal representatives, transferees and assignees. Change of designated representative and depository by Lessors shall not be effective nor binding upon Lessee until written notice is received by Lessee of such changed designated representative and depository. Lessors shall at all times cause there to be a single designated representative and depository.

     G.  Payment in Kind. Lessors may elect, by 60 days' prior notice to Lessee,
         ---------------
to take their Production Royalties in kind, and the cost, if any, of doing so shall be borne entirely by Lessors.

     H.  Proportional  Payments.  If  Lessors  own less than 100% of the mineral
         ----------------------
estate, whether in fee or under mining claim, lease, or contract in the Subject Premises, or any portion thereof, subject to the paramount title of the United States, then the Production Royalties, Extension Payment and Advance Royalty which are payable under this Lease shall be reduced in the proportion which Lessors' interest bears to 100% of the mineral estate of the Subject Premises.

                                   III. TITLE
                                        -----

     A.  Representations  and  Warranties.  Lessors  make  the  following
         --------------------------------
representations  and  warranties  effective  as  of  the  date  of  this  Lease:

     1. With respect to the patented claims, subject to Lessee's rights under the Original Lease, Lessors own such claims free and clear of all defects, liens and encumbrances arising by, through or under Lessors, or any one of them, and Lessors have no knowledge of adverse claims or interests.

     2. With respect to unpatented mining claims and mill site claims located by Lessors, or any one of them, that are included in the Subject Premises, subject to the paramount title of the United States, to the best of their knowledge and belief:

               a. the unpatented mining claims were properly laid out and monumented;

               b. all required location validation work was properly performed;

               c. location notices and certificates were properly recorded and filed with appropriate governmental agencies;

               d. all assessment work required to hold the unpatented mining claims was performed for the assessment years ending September 1, 1986 and 1987; and

               e. All affidavits of assessment work and other filings required to maintain the claims in good standing were properly and timely recorded or filed with appropriate governmental agencies for the assessment years ending September 1, 1986 and 1987.

     3. With respect to those unpatented mining claims that were not located by Lessors, but are included within the Subject Premises, and with respect to completion of assessment work and filing of affidavits of assessment work for all unpatented mining claims for all assessment years not specified above, Lessors make the foregoing representations to the best of their knowledge and belief.

     4. With respect to all unpatented mining claims and mill site claims included in the Subject Premises, subject to Lessee's rights under the Original Lease, Lessors warrant that the claims are free and clear of liens and encumbrances arising by, through or under Lessors, or any one of them; and Lessors have no knowledge of adverse claims or interests.

     5. With respect to the Subject Premises, Lessors have no knowledge of threatened actions, suits, claims or proceedings.

     6. Lessors have delivered or will deliver to Lessee all information reasonably requested by Lessee concerning title to the Subject Premises in Lessors' possession.

     7. Subject to Lessee's rights under the Lease, Lessors own the Subject Premises and no other parties own any interest therein, or in any portion thereof.

     The representations and warranties set forth above shall survive the execution and delivery of any documents of transfer provided under this Lease. Nothing in this Article III, however, shall be deemed to be a representation or a


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
warranty that any of the unpatented mining claims contains a discovery of minerals.

     B. Lessors' Covenants. Lessors covenant that during the term of this Lease,
        ------------------
Lessors shall maintain their interests in the Subject Premises free and clear of any liens and encumbrances, not in existence on the date hereof, and not resulting from Lessee's operations and activities hereunder.

     C.  Disclosures.  Lessors  and  Lessees represent and warrant that they are
         -----------
unaware of any material facts or circumstances which have not been disclosed in this Lease, which should be disclosed to the other party in order to prevent the representations in this Article III from being materially misleading.

                            IV. PRODUCTION ROYALTIES
                                --------------------

     A.  All  Minerals.  Lessee shall pay to Lessors a Production Royalty of two
         -------------
percent (2%) of the Net Smelter Returns (if sold to a mill, smelter or refinery) or Net Income (if not sold to a mill smelter or refinery), whichever is applicable, from the sale of all ores or concentrates, from the Subject Premises. Lessors may take in kind pursuant to Article II.G. By "Net Smelter Returns" is meant the amount received from the mill or smelter upon the sale of such ores or concentrates after deducting from the gross value thereof the cost of milling, concentrating, processing, smelting, refining and transportation to the mill, smelter or refinery. By "Net Income" is meant the amount received by Lessee from a purchaser of ores or concentrates other than a mill, smelter or refinery, less costs of milling, concentrating, processing, refining and transportation (if any).

     B.  Ores and Concentrates Not Sold. If ores, concentrates or other products
         ------------------------------
are taken in kind (produced and removed from the subject premises, but not sold) by Lessee, then Lessee shall nevertheless pay the Production Royalty as specified above, in which case the amounts received by Lessee (for purposes of calculating net smelter returns or net income) shall be deemed to be the amounts Lessee would have received if a sale of ore or concentrates had been made. Payments shall be made in accordance with the provision in Article IV.C. Ores, minerals or other products produced by Lessee from the Subject Premises that are used by Lessee or its agents in the processing or refining of ores and concentrates shall not be deemed to be products taken in kind by Lessee, and no royalty need be paid upon such products.

     C.  Payment. Royalty payments may be paid to the Lessors in accordance with
         -------
Articles  II.F and II.H above and shall be payable within a period of twenty-one
(21) days after the shipment and/or removal of ore or concentrates produced from the Subject Premises and/or receipt of proceeds from sale of other minerals during each mining period of one month. Accompanying each payment, Lessee shall furnish to Lessor a statement of the production used as a basis for computing royalties.


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
     D. Federal Royalty. In the event the federal government imposes a royalty
     -  ---------------
on any of the Subject Premises (the "Federal Royalty"), fifty percent (50%) of any Federal Royalty payment may be offset against and deducted from any Production Royalties payable to Lessors hereunder.

                         V. MAINTENANCE OF MINING CLAIMS
                            ----------------------------

     During the continuance of this Lease, Lessee agrees to comply with the requirements of the state and federal statutes with respect to assessment work or maintenance fees in lieu of assessment work with respect to the unpatented claims within the Subject Premises . Lessee shall not, however, be liable or responsible for any claim or claims which may be lost as a result of insufficient performance of assessment work or improper payment of fees, so long as Lessee has made a good faith attempt to perform the required assessment work or pay fees. Lessee will provide to Lessor a copy of the operating plan submitted to the National Forest Service with respect to the Subject Premises.

     Lessee shall pay the cost of spraying noxious weeds on the Subject Premises as required by law.

     This Lease shall cover and extend to any further or additional right, title, interest or estate acquired by Lessors, or any of them, in or to the Subject Premises or any portion thereof.

     Lessee agrees to carry on its operations hereunder, diligently and in a good and miner-like manner, and in accordance with accepted mining practices in the State of Montana, and Lessee agrees that all mining operations shall be carried on in a systematic, orderly and economical manner so as to realize insofar as is practicable, the full ore resources of the Subject Premises.

                     VI. PRODUCTION IN COMMERCIAL QUANTITIES
                         -----------------------------------

     For purposes of this Lease, the term "Commercial Quantities" shall mean production at a minimum level of 100,000 short tons of ore per annum, an average of 275 tons of ore per day. Production in Commercial Quantities commences when production from the Subject Premises on a commercial basis (excluding pilot or test operations) first reaches an average of 275 tons of ore per day for a 90-day period (the first day of said 90-day period shall constitute "Initial Commercial Production") and continues thereafter until the end of a production year in which the total production for the year, including production credited to the year as set forth below, is less than 100,000 tons of ore, the initial production year being the one-year period commencing as of the Initial
Commercial Production and subsequent production years being the subsequent one-year periods each commencing on the anniversary of the Initial Commercial Production. If Lessee in any production year produces in excess of 100,000 tons of ore, 50% of the production in excess of 100,000 tons shall be credited toward


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
production in any subsequent production year or years in which actual production is less than 100,000 tons of ore, provided that production of less than an average of 275 tons of ore per day shall not continue for longer than any 18-month period, and during any 18-month period when production is less than an average of 275 tons of ore per day, Lessee shall nevertheless continue mine development activities which includes without limitation drilling, stoping, raising, raise-boring or shaft-sinking. If Commercial Production would have ceased during the Primary Term of this Lease, or at the end of the production year in which the Primary Term ends, Commercial Production shall be deemed to have continued if prior to the end of the Primary Term of this Lease, or prior to the end of the production year in which the Primary Term ends, production again reaches an average of 275 tons of ore per day for a 90-day period, the first day of which shall then constitute the Initial Commercial Production for purposes hereof.

                      VII. TAXES, ENCUMBRANCES AND INJURIES
                           --------------------------------

     A. Taxes. Lessee agrees to pay and discharge the Lessor for any and all and
        -----
all taxes levied against the Subject Premises as paid by the Lessor during the life of this Lease, except that in those cases in which said taxes cover a period during only a part of which this Lease is in force, Lessee shall pay and discharge only its pro rata share thereof determined by a comparison of such part with the total period covered.

     B.  Lessee's Encumbrances. Lessee will not permit any liens or encumbrances
         ---------------------
on the unpatented and patented mining claims of the Subject Premises. Notwithstanding anything to the contrary in this section, the parties agree that Lessee has the right to encumber, as it deems necessary or convenient, its leasehold interest including without limitation its share of production and proceeds, so as not to interfere with Lessors' royalties.

     C.  Injuries  from  Lessee's Operations. Lessee shall save Lessors harmless
         -----------------------------------
from any and all damages, claims, costs and expenses arising from or growing out of any or all injuries resulting from the operations of Lessee, or in connection therewith, on the Subject Premises and occurring during the life of this Lease except as provided in Article XII herein.

                                VIII. TERMINATION
                                      -----------

     A. The Lease may be terminated by Lessee at any time after the expiration of one (1) year from the date of this Lease by notice in writing thereof to Lessors, to take effect from such date as may be stipulated by Lessee in such notice, without, subject to the following paragraph, the Lessee incurring any further liability whatsoever as regards Advance Royalty or other payments or obligations.


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
     B. Subject to the foregoing paragraph, upon such termination, Lessee shall have no further interest or right in the Subject Premises, save the right to remove its property as provided in Article XI, including all stockpiles of ore and concentrates on which royalty shall have been paid, and shall have no obligation or duties with respect to the Subject Premises, except for reclamation of lands disturbed by Lessee and required by governmental authority to be reclaimed, and except as herein specifically provided and as to obligations which have accrued hereunder prior to such termination, but all fences or enclosures protecting open pits, shafts, tunnels, etc., shall be left intact and Lessors shall be entitled to retain the entire amount of any moneys paid under this Lease up to the effective date of termination.

     C. This Lease shall not terminate for nonpayment by Lessee of royalties, unless such nonpayment continues for 60 days after notice and Lessors give notice of termination pursuant to Article XVII.

                                IX. FORCE MAJEURE
                                    -------------

     Lessee shall be excused from the performance of its obligations of every kind, except necessary annual assessment work or maintenance fees in lieu of assessment work, during such period or periods as performance may be made impossible by force majeure, and during such period or periods of force majeure it shall be deemed that production is occurring in Commercial Quantities under this Lease. By this it is intended to mean that the Lessee shall be excused from the performance of any provision of this Lease for such period of time as performance of such provision is prevented by fire, flood, earthquake, explosion, lack of transportation facilities, Act of God, shortage of power or water, strike or similar labor difficulties, insurrection or mob violence, requirement or regulation of government, or other causes beyond the reasonable control of Lessee. For purposes of this Lease, force majeure shall include a drop in the prices of ores, minerals and metals such that it is uneconomic to produce said ores, minerals or metals.

                                   X. RECORDS
                                      -------

     Within a reasonable time, not to exceed six (6) months, following the termination of this Lease for any cause, Lessee shall furnish to Lessors a copy of its factual maps, drilling records, drill core and assay and smelter reports relating to the Subject Premises.

     Lessors agree, upon reasonable request by Lessee, to furnish to Lessee such maps, records, reports and documents, as Lessors may possess relating to the Subject Premises. Such maps, records, reports and documents shall be returned, if requested, to Lessors within a reasonable time not to exceed 90 days.

                                   XI. REMOVAL
                                       -------

     Upon the termination of this Lease for any reason, Lessee shall have the right to remove from the Subject Premises, at any time within the 12-month period following such termination, all stockpiles of ore and concentrates upon which royalties shall have been paid, and all of its machinery, equipment, tools, structures or other property and improvements, fixtures and structures constructed, erected or placed on the Subject Premises, or any portion thereof, by Lessee; provided, however, Lessee shall leave in place all timbering, framing or enclosures protecting open pits, shafts, tunnels and underground trackage; and provided that removal of improvements, fixtures and structures shall not damage the structures remaining on the Subject Premises.

                             XII. POSSESSORY RIGHTS
                                  -----------------

     While this Lease is in effect, Lessee shall be entitled to exclusive possession of the Subject Premises, except that Lessors and their representatives, successors and assigns, at any reasonable time, may go upon the Subject Premises to inspect the operations of Lessee thereon. Lessors are further entitled to access to claims not included under this Lease ("Lessors' Claims") across the Subject Premises for men, equipment, supplies, utilities, water and all other items as may be reasonably necessary for the exploration, development and operation of Lessors' Claims; provided, however, that in so doing Lessors shall not unreasonably hinder Lessees' work; and provided further that the Lessors hereby release Lessee from liability for any personal injury or death of any employee or representative of Lessors while on the Subject Premises and the Lessors agree that they will indemnify and save harmless Lessee from liability for any personal injury to or death of any person or persons, or damage or destruction of property of Lessee or others done or caused by any employee or representative of Lessors while so visiting or traversing the Subject Premises. Lessors further agree to hold Lessee harmless from any liability and to indemnify Lessee for any claims, costs, expenses and fees arising from Lessors' activities on Lessors' Claims.

                         XIII. RELOCATION AND AMENDMENT
                               ------------------------

     Lessee shall have the right at any time or times during the term of this Lease, upon written notice to Lessors, to amend the location of any one or more of the unpatented mining claims or mill site claims whenever such amendment is deemed necessary or desirable to correct errors or omissions in the location of the claim. Lessee shall have the further right, upon written notice to Lessors, to relocate any one or more of said claims whenever such action is deemed to be necessary or desirable. All such relocations or amendments shall be made by Lessee as agent for Lessors, placing all such amendments and relocations in the name of Lessors.

     Lessee shall have the further right at its discretion to repair or replace any claim location monument or marking which has been damaged or destroyed, although Lessee shall not be obligated to perform such repairs or replacements.

                                 XIV. PATENTING
                                      ---------

     Upon request of Lessee at any time or times during the term of this Lease, Lessors agree to undertake and obtain patent to any or all of the mining claims or mil site claims which are subject to this Lease, as designated by Lessee, and Lessee shall prepare all documents and compile all data and comply in all respects with the applicable law, all at the expense of Lessee. Any patent issued shall be in Lessors' names, or in a name designated by Lessors. Lessors shall execute any and all documents required for this purpose and shall cooperate fully with Lessee in the patent application and proceedings subsequent thereto. If Lessors begin or have begun patent proceedings and Lessee thereafter or hereafter requests Lessors to discontinue such proceedings, or if this Lease is terminated while patent proceedings are pending, Lessee shall have no further obligations with respect thereto, except to pay any unpaid expenses accrued in such proceedings prior to its request to discontinue, or prior to termination, whichever occurs first.

                                 XV. COMMINGLING
                                     -----------

     Lessee shall have the right to commingle ore and minerals from the Subject Premises, or any portion thereof, with ore or minerals from other property.

                       XVI. DRAFTING OF DOCUMENT - MUTUAL
                            -----------------------------

     This Lease has been drafted through the joint efforts of the Lessors and Lessee and their respective attorneys, and neither of the parties hereto shall be permitted to claim that the drafting of this Lease was performed or accomplished to a greater extent by the other party.

     The parties acknowledge that they have retained or employed their own respective attorneys or counsel in the preparation and/or examination of this document.

                                  XVII. DEFAULT
                                        -------

     In the event that Lessee shall default in the performance of any of the terms and provisions of this Lease, then, after written notice of such default from Lessors to Lessee, if Lessee does not either:

     A.   Cure  such  default  within  sixty  (60)  days  after  such notice, or

     B. Commence promptly within the said period of sixty (60) days to rectify such default and continue thereafter to use due diligence to rectify such default until it is fully remedied or cured,

Lessors may terminate this Agreement at any time thereafter during the continuance of such default by giving written notice to Lessee of their election to terminate.

                                  XVIII. NOTICE
                                         ------

     Any notice required or permitted to be given or served by one of the parties hereto shall be sufficiently given or served by a communication in writing, sent by registered or certified mail, to the other party at the address given below:

     FOR  THE  LESSORS

     William  G.  and  Shirley  M.  Mouat
     825 Parkhill Drive Billings, MT 59102

     Laurenne  Sue  O'Dorisio
     President, Fort Stockton Investments, Inc., and Mouat Nickel Mines, Inc., 2211 Fort Stockton Drive
     San Diego
     California. 92103

     FOR  THE  LESSEE

     Aurora  Metals  (BVI)  Limited
     P.  O.  Box  27494
     Denver  Colorado,  80227-0494

     Any party may change its address by giving written notice of such change to the other parties.

                                 XIX. ASSIGNMENT
                                      ----------

     Lessee's assignment of the benefit of this Lease may only be made with the consent of the Lessors, which consent will not be unreasonably withheld.

                               XX. CONFIDENTIALITY
                                   ---------------

     Lessors agree that all information developed or acquired by Lessee as a result of work under this Lease and conveyed to Lessors, or any one of them, including but not limited to information relating to ore reserves, mineral discoveries, mining or processing methods, plans, production schedules and other information shall be kept strictly confidential by Lessors until released or made public by Lessee.

                      XXI. TIME OF ESSENCE: BINDING EFFECT
                           -------------------------------

     Time is of the essence in this Lease. Each obligation set forth herein shall extend to and be binding upon and every benefit inure to the heirs, personal representatives, successors or assigns of the parties hereto. Page 16 of 31 Mountain View Lease Agreement December 4, 2003

                            XXII. FURTHER ASSURANCES
                                  ------------------

     The parties agree to execute and deliver such other documents as may be necessary to effectuate the intents and purposes of this Lease.

                             XXIII. ENTIRE AGREEMENT
                                    ----------------

     This Lease may not be amended except in writing by duly authorized representatives of the parties. This Lease constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect to all matters covered hereby. The parties agree that this Lease shall replace and supercede the Original Lease, provided that neither the execution nor any provision hereof shall interrupt or otherwise affect Lessee's continuous rights in and possession of the Subject Premises.

                               XXIV. GOVERNING LAW
                                     -------------

     This Lease shall be governed by Montana law and the parties hereby submit to the jurisdiction of the Montana courts, including the federal courts of the district of Montana.

                          XXV. MEMORANDUM OF AGREEMENT
                               -----------------------

     This Lease shall not be recorded without the consent of both parties. Upon the request of either party, both parties shall execute a Memorandum of this Lease in recordable form, which memorandum may be recorded.

                               XXVI. COUNTERPARTS
                                     ------------

     This Lease may be executed in counterparts, no one of which needs to be executed by all Lessors, and shall be binding upon each party upon execution by that party, and shall be effective as if all parties had signed the same document.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed, as of the day and year first above written.

                                           LESSORS:
                                           --------
MOUAT NICKEL MINES, INC.

                                           _____________________________________
                                           LAURENNE SUE O'DORISIO, President

                                           _____________________________________
                                           WILLIAM G. MOUAT, individually and as
                                               trustee

                                           _____________________________________
                                           SHIRLEY M. MOUAT, individually

FORT STOCKTON INVESTMENTS, INC.

                                           _____________________________________
                                           LAURENNE SUE O'DORISIO, President

                                           _____________________________________
                                           LOIS E. deLANNOY, individually and as
                                       Trustee of the 1985 deLANNOY FAMILY TRUST

                                           _____________________________________
                                           JOHN C. MOUAT

                                           _____________________________________
                                           DONALD D. MOUAT

                                           _____________________________________
                                           ELLEN A. LANGSTON

                                           _____________________________________
                                           DONNA DUBA

                                           _____________________________________
                                           HAROLD C. NELSON

                                           _____________________________________
                                           ANNE FUJIWARA

                                           _____________________________________
                                           WILLARD FERCH

                                           _____________________________________
                                           IVER J. HJELVIK

                                           _____________________________________
                                           DONNA F. HJELVIK

                                           _____________________________________
                                           ROBERT MOUAT

                                           _____________________________________
                                           DAVID MOUAT

                                           _____________________________________
                                           ELLEN L. SCHOEMER


                                           LESSEE:
                                           -------

AURORA METALS (BVI) LIMITED

                                           _____________________________________
                                           JOHN A. A. JAMES, President

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by William
G. Mouat, individually and as Trustee.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF CALIFORNIA,                 )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Lois deLannoy, individually and as Trustee of the 1985 deLannoy Family Trust.

                                       _________________________________________
                                       Notary Public for the State of California
                                       Residing at _________________, California
                                       My commission expires ___________________

(Notarial Seal)

STATE OF CALIFORNIA,                 )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Laurenne Sue O'Dorisio, individually, and as President of Fort Stockton Investments, Inc. and Mouat Nickel Mines, Inc.

                                       _________________________________________
                                       Notary Public for the State of California
                                       Residing at _________________, California
                                       My commission expires ___________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Shirley
M. Mouat.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by John C. Mouat.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Donald
D. Mouat.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Ellen A. Langston.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Donna Duba.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF ARIZONA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Harold
C. Nelson.

                                          ______________________________________
                                          Notary Public for the State of Arizona
                                          Residing at _________________, Arizona
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Anne Fujiwara.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Willard Ferch.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________


(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2001, by Iver J. Hjelvik.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Donna F. Hjelvik.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF WYOMING                     )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Robert Mouat.

                                          ______________________________________
                                          Notary Public for the State of Wyoming
                                          Residing at _________________, Wyoming
                                          My commission expires ________________

(Notarial Seal)

STATE OF WYOMING                     )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by David Mouat.

                                          ______________________________________
                                          Notary Public for the State of Wyoming
                                          Residing at _________________, Wyoming
                                          My commission expires ________________

(Notarial Seal)

STATE OF MONTANA,                    )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by Ellen L. Schoemer.

                                          ______________________________________
                                          Notary Public for the State of Montana
                                          Residing at _________________, Montana
                                          My commission expires ________________

(Notarial Seal)

STATE OF COLORADO,                   )
                                     )ss.
COUNTY OF __________________________ )

This instrument was acknowledged before me on _______________, 2003, by John A.
A. James, President of Aurora Metals (BVI) Limited.

                                         _______________________________________
                                         Notary Public for the State of Colorado
                                         Residing at _________________, Colorado
                                         My commission expires _________________

(Notarial Seal)

           SCHEDULE 1 MOUNTAIN VIEW LEASE AGREEMENT
     PATENTED LODE AND PLACER CLAIMS IN STILLWATER COUNTY
                          MONTANA

Mineral Claim              Status                BLM Montana
    Name                                       Mineral Claim #
1 Bald Eagle   Patented East Stillwater River  MSN 69D

                    SCHEDULE 2 MOUNTAIN VIEW LEASE AGREEMENT
            LODE AND PLACER CLAIMS FOR WHICH PATENT HAS BEEN APPLIED
                        FOR IN STILLWATER COUNTY, MONTANA

Mineral Claim                   Status                           BLM Montana
    Name                                                        Mineral Claim
                                                                      #
  1            AMY 19         Patent Applied For Mountain View  MMC 10209
  2            AMY 20         Patent Applied For Mountain View  MMC 10210
  3            AMY 21         Patent Applied For Mountain View  MMC 10211
  4            SUSU 25        Patent Applied For Mountain View  MMC 53589
  5            SUSU 28        Patent Applied For Mountain View  MMC 53592
  6            SUSU 29        Patent Applied For Mountain View  MMC 53593
  7            Mouat 1 Lode   Patent Applied For Mountain View  MMC 186404
  8            Mouat 2 Lode   Patent Applied For Mountain View  MMC 186405
  9            Mouat 3 Lode   Patent Applied For Mountain View  MMC 186406
  10           Mouat 4 Lode   Patent Applied For Mountain View  MMC 186407
  11           Mouat 5 Lode   Patent Applied For Mountain View  MMC 186408
  12           Mouat 6 Lode   Patent Applied For Mountain View  MMC 186409
  13           Mouat 7 Lode   Patent Applied For Mountain View  MMC 186410
  14           Mouat 8 Lode   Patent Applied For Mountain View  MMC 186411
  15           Mouat 9 Lode   Patent Applied For Mountain View  MMC 186412
  16           Mouat 10 Lode  Patent Applied For Mountain View  MMC 186413
  17           Mouat 11 Lode  Patent Applied For Mountain View  MMC 186414
  18           Mouat 12 Lode  Patent Applied For Mountain View  MMC 186415
  19           Mouat 13 Lode  Patent Applied For Mountain View  MMC 186416
  20           Mouat 14 Lode  Patent Applied For Mountain View  MMC 186417
  21           LAKE PLACER    Patent Applied For Mountain View  MMC 189232

             SCHEDULE 3 MOUNTAIN VIEW LEASE AGREEMENT
  UNPATENTED LODE AND PLACER CLAIMS IN STILLWATER COUNTY, MONTANA

Mineral Claim                   Status                BLM Montana
    Name                                            Mineral Claim #
1      AMY 1      Unpatented West Stillwater River  MMC 10191
2      AMY 2      Unpatented West Stillwater River  MMC 10192
3      AMY 3      Unpatented West Stillwater River  MMC 10193
4      AMY 13     Unpatented West Stillwater River  MMC 10203
5      AMY 14     Unpatented West Stillwater River  MMC 10204
6      AMY 15     Unpatented West Stillwater River  MMC 10205
7      AMY 16     Unpatented West Stillwater River  MMC 10206
8      AMY 17     Unpatented West Stillwater River  MMC 10207
9      AMY 18     Unpatented West Stillwater River  MMC 10208
10     AMY 25     Unpatented West Stillwater River  MMC 10212
11     Amy 133    Unpatented West Stillwater River  MSN 17302
12     GYPSUM     Unpatented West Stillwater River  MMC 35156
       PLACER
13     DUKE       Unpatented West Stillwater River  MMC 35157
       PLACER     5/8th Interest. No buildings
14     ANN #1     Unpatented West Stillwater River  MMC 35958
15     ANN #2     Unpatented West Stillwater River  MMC 35959
16     ANN 3 fr.  Unpatented West Stillwater River  MMC 35960
17     ANN 4      Unpatented West Stillwater River  MMC 35961
18     ANN 4A     Unpatented West Stillwater River  MMC 35962
19     ANN 5      Unpatented West Stillwater River  MMC 35963
20     ANN 5A     Unpatented West Stillwater River  MMC 35964
21     ANN 6      Unpatented West Stillwater River  MMC 35965
22     ANN 6A     Unpatented West Stillwater River  MMC 35966
23     ANN 7      Unpatented West Stillwater River  MMC 35967
24     ANN 8      Unpatented West Stillwater River  MMC 35968
25     ANN 9      Unpatented West Stillwater River  MMC 35969
26     ANN 10     Unpatented West Stillwater River  MMC 35970
27     ANN 28     Unpatented West Stillwater River  MMC 35988
28     ANN 29     Unpatented West Stillwater River  MMC 35989
29     ANN 30     Unpatented West Stillwater River  MMC 35990
30     ANN 44     Unpatented West Stillwater River  MMC 36004
31     GAY 1      Unpatented West Stillwater River  MMC 36281
32     GAY 2      Unpatented West Stillwater River  MMC 36282
33     GAY 6      Unpatented West Stillwater River  MMC 36286
34     GAY 7      Unpatented West Stillwater River  MMC 36287
35     GAY 11     Unpatented West Stillwater River  MMC 36291
36     GAY 12     Unpatented West Stillwater River  MMC 36292
37     GAY 15     Unpatented West Stillwater River  MMC 36295
38     GAY 16     Unpatented West Stillwater River  MMC 36296

               SCHEDULE 3 MOUNTAIN VIEW LEASE AGREEMENT (continued)
          UNPATENTED LODE AND PLACER CLAIMS IN STILLWATER COUNTY, MONTANA

Mineral            Status                            BLM Montana
 Claim                                             Mineral Claim #
 Name
  39     Mountain View Chrome Co.    Unpatented West Stillwater River  MMC 36376
  40     Ely Placer                  Unpatented West Stillwater River  MMC 36379
  41     No. 5 Tunnel & Tunnel Site  Unpatented West Stillwater River  MMC 36380
  42     MALO                        Unpatented West Stillwater River  MMC 36384
  43     Red Bird No. 3              Unpatented West Stillwater River  MMC 36396
  44     CHAS F.                     Unpatented West Stillwater River  MMC 36408
  45     Joan I                      Unpatented West Stillwater River  MMC 36413
  46     Verdi Placer                Unpatented West Stillwater River  MMC 36430
  47     SUSU 22                     Unpatented West Stillwater River  MMC 53586
  48     SUSU 23                     Unpatented West Stillwater River  MMC 53587
  49     SUSU 24                     Unpatented West Stillwater River  MMC 53588
  50     SUSU 26                     Unpatented West Stillwater River  MMC 53590
  51     SUSU 27                     Unpatented West Stillwater River  MMC 53591
  52     AMY fr.                     Unpatented West Stillwater River  MMC 78928
  53     GAY fr.                     Unpatented West Stillwater River  MMC 78929
  54     NEW 13                      Unpatented West Stillwater River  MMC 84655
  55     Red Bird # 4                Unpatented West Stillwater River  MMC 36397
  56     Mill Site 69E               Unpatented West Stillwater River  MSN 156775

           SCHEDULE 4: WATER RIGHTS STILLWATER RIVER VALLEY AREA,
                        MOUNTAIN VIEW LEASE AGREEMENT
                         STILLWATER COUNTY, MONTANA

Lessors Water Right          43C-W-189530-00
Number
Source                       Mountain View Lake - SW   NE  Sec. 20, Twp. 5S,
                             Rge. 15E M.P.M, Stillwater County, Montana
Indicated Flow Rate:         1.34 CFS
Indicated Volume             486.27 acre feet per year
Purpose (Use):               Industrial
Lessors Water Right          43C-W-189532-00
Number:
Source:                      Verdigris Creek - S  SW  NE  Sec. 20, Twp. 5S,
                             Rge. 15E M.P.M, Stillwater County, Montana
Indicated Flow Rate:         0.09 CFS
Indicated Volume             49.79 acre feet per year
Purpose (Use):               Domestic (multiple)